Exhibit 10.41

Execution Version

FIRST AMENDMENT TO SECURED PROMISSORY

NOTE PURCHASE AGREEMENT

This Amendment to the Secured Promissory Note Purchase Agreement is dated as of November 11, 2024 among Monetary Metals Bond III LLC, a Delaware limited liability company, or its permitted assigns (the “Purchaser”), Silver Valley Metals Corp. (with its business address at 1 Mine Road, Kellogg, ID 83837), an Idaho corporation (the “Borrower”) and Bunker Hill Mining Corp. (the “Parent”), amending that certain Secured Promissory Note Purchase Agreement dated as of August 8, 2024 (as amended to the date hereof, the “Note Purchase Agreement”) among the Purchaser, the Parent and the Borrower.

WHEREAS:

A.	The parties hereto have agreed to amend certain provisions of the Note Purchase Agreement as hereinafter set forth;

B.	Each of the Borrower and Parent wish to confirm to the Purchaser that the Collateral continues to apply to the Obligations (as such terms are defined in the Security Agreement); and

C.	The parties wish to set out the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.	Interpretation

1.1 In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith,

“Agreement” means this agreement, as amended, modified, supplemented or restated from time to time.

“Effective Date” means the date upon which each of the conditions precedent set forth in Section 4 below have been satisfied or waived in writing by the Purchaser.

1.2 Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Note Purchase Agreement.

1.3 The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless the context otherwise requires, references herein to “Sections” are to Sections of this Agreement. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto. This Agreement constitutes a Transaction Document for all purposes under the Note Purchase Agreement.

1.4 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any conflicts of law principles that would result in the application of the laws of any other nation or state.

2.	Amendment

2.1 Section 3.3(b) of the Note Purchase Agreement is hereby amended by deleting the reference to “November 8, 2024” therein in its entirety and replacing such reference with “January 31, 2025”.

3.	Representations and Warranties

3.1 The Borrower and the Parent hereby represents and warrants as follows to the Purchaser and acknowledges and confirms that the Purchaser is relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)	It is duly formed, amalgamated or incorporated, as the case may be, and is validly subsisting under the laws of its jurisdiction of formation, amalgamation or incorporation, as the case may be, and has all the requisite capacity, power and authority to carry on its business as presently conducted and to own its property.

(ii)	It has the requisite capacity, power and authority to execute and deliver this Agreement.

(b)	Authorization; Enforceability

It has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this Agreement, and this Agreement is a legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding up, insolvency, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction with respect thereto.

(c)	Compliance with Other Instruments

The execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated herein do not conflict with, result in any breach or violation of, or constitute a default under the terms, conditions or provisions of its articles, by-laws or other constating documents or any unanimous shareholder agreement relating to it, or of any law, regulation, judgment, decree or order binding on or applicable to it or to which its property is subject or of any material agreement, lease, licence, permit or other instrument to which it or any of its Subsidiaries is a party or is otherwise bound or by which any of them benefits or to which any of their property is subject and do not require the consent or approval of any Governmental Authority or any other party.

(d)	No Default

No Default or Event of Default has occurred or is continuing.

(e)	Note Purchase Agreement Representations and Warranties

Each of the representations and warranties of the Borrower and Parent set forth in Section 5 of the Note Purchase Agreement, as applicable, is true and correct as of the date hereof other than any such representations and warranties which expressly speak of an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement, notwithstanding any investigations or examinations which may be made by or on behalf of the Purchaser or Purchaser’s counsel. Such representations and warranties shall survive until the Note Purchase Agreement has been terminated.

4.	Condition Precedent

4.1 The amendment to the Note Purchase Agreement contained in Section 2 shall be effective upon, and shall be subject to, the Borrower and the Parent executing and delivering this Agreement, including the confirmation of Note Purchase Agreement and other Transaction Documents set forth herein, to the Purchaser.

4.2 The foregoing condition precedent is inserted for the sole benefit of the Purchaser and may be waived by the Purchaser in whole or in part (with or without terms or conditions).

5.	Confirmation of Note Purchase Agreement and other Transaction Documents

5.1 The Note Purchase Agreement and the other Transaction Documents to which the Borrower or the Parent is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect and the Note Purchase Agreement, as amended by this Agreement, and each of the other Transaction Documents to which the Borrower or the Parent is a party is hereby ratified and confirmed by the Borrower or the Parent, as applicable, and shall, from and after the date hereof, continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective from and as of the date hereof (upon satisfaction of the condition precedent set forth in Section 4 hereof).

5.2 Each of the Borrower and Parent hereby confirms and agrees that each of the Security Documents to which it is a party is and shall remain in full force and effect in all respects notwithstanding this Agreement and the amendments contained therein and shall continue to exist and apply to all of the Obligations (as such term is defined in the Security Agreement) of the Borrower and the Parent, including, without limitation, the Obligations (as such term is defined in the Security Agreement) of the Borrower under, pursuant or relating to the Note Purchase Agreement, as amended by this Agreement.

5.3 The confirmations in this Section 5 are in addition to and shall not limit, derogate from or otherwise affect any provisions of the Note Purchase Agreement or any Collateral (as such term is defined in the Security Agreement), as the case may be.

6.	Further Assurances

Each of the Borrower, the Parent and the Purchaser shall promptly cure any default by them in the execution and delivery of this Agreement, the other Transaction Documents or any of the agreements provided for hereunder to which it is a party. The Borrower and the Parent at the Borrower’s expense, shall promptly execute and deliver to the Purchaser, upon request by the Purchaser, all such other and further deeds, agreements, opinions, certificates, instruments, affidavits, registration materials and other documents as may reasonably be required by the Purchaser in order to give full effect to the intent of and effect compliance by the Borrower and the Parent with the covenants and agreements of the Borrower and the Parent hereunder.

7.	Enurement

This Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns in accordance with the Note Purchase Agreement.

8.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by sending a scanned copy by electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date and year first above written.

BORROWER:

BUNKER HILL MINING COMPANY

By:	/s/ Sam Ash
Name:	Sam Ash
Title:	President, Chief Executive Officer and Director

By:	/s/ Gerbrand van Heerden
Name:	Gerbrand van Heerden
Title:	Chief Financial Officer and Corporate Secretary

PARENT:

SILVER VALLEY METALS CORP.

By:	/s/ Sam Ash
Name:	Sam Ash
Title:	President

By:	/s/ Gerbrand van Heerden
Name:	Gerbrand van Heerden
Title:	Treasurer

Amendment to Note Purchase Agreement

PURCHASER:

MONETARY METALS BOND III LLC

By:	/s/ Saad Zein
Name:	Saad Zein
Title:	Chief Portfolio Officer

By:
Name:
Title

Amendment to Note Purchase Agreement